            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement of the Polaris Choice and Polaris Choice III Variable Annuities on Form N-4 for FS Variable Separate Account of First SunAmerica Life Assurance Company, of our report dated April 17, 2006, relating to the financial statements of First SunAmerica Life Assurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005. We also consent to the incorporation by reference of our report dated April 17, 2006, relating to the financial statements of FS Variable Separate Account at December 31, 2005, and for each of the two years in the period ended December 31, 2005, in such Registration Statement. We also consent to the incorporation by reference of our report dated March 16, 2006, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K/A for the year ended December 31, 2005, in such Registration Statement. We also consent to the incorporation by reference of our report dated April 27, 2006, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the years then ended, in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.


PricewaterhouseCoopers LLP
Los Angeles, California
December 12, 2006